Trade payables	12 Months Ended
Mar. 31, 2025
Trade and other payables [abstract]
Trade payables	Trade payables

(EUR thousand)	As of March 31
Trade payables	2025	2024
Merchants	157,038	128,106
Tourists	98,192	121,124
Agents	9,070	5,336
Other TFS payables	18,304	16,836
Other trade payables	12,742	10,596
Total	295,346	281,998
Trade payables include merchant commissions, refunds to tourists, and acquiring fees to agents; other TFS payables mainly comprise of EUR15.2 million VAT refunds pending to be settled, while other trade payables mainly comprise of items such as rent and maintenance.
Due to the current nature of the payables, the carrying amount is a reasonable approximation of the fair value of the trade payables.